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                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                                  July 29, 1999


                          OneLink Communications, Inc.
        (Exact name of small business issuer as specified in its charter)


                         Commission file number: 0-25764


               Minnesota                                 41-1675041
     (State or other jurisdiction                       (IRS Employer
   of incorporation or organization)                  Identification No.)





      10340 Viking Drive, Suite 150                        55344
             Eden Prairie, MN                            (Zip Code)
(Address of principal executive offices)



                                  612-996-9000
            (Registrant's telephone number, including area code)
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Item 5.  OTHER EVENTS

         The Registrant's Press Release dated July 29, 1999, which is filed as Exhibit 99.1 to this Form 8-K is incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

              99.1. Press Release dated July 29, 1999.





                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 ONELINK COMMUNICATIONS, INC.
                                 (Registrant)


Date: August 13, 1999            BY:    /S/ Paul Lidsky
                                     -----------------------------------------
                                     Paul Lidsky, President, Chief Executive
                                     Officer and Director (principle executive
                                     and financial officer)